SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 16, 2002              By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on March 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      March 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      50,000,000.00    50,000,000.00    4,346,962.17      137,041.67    4,484,003.84      0.00      0.00        45,653,037.83
A_2     138,500,000.00   138,500,000.00    2,393,899.46      220,061.11    2,613,960.57      0.00      0.00       136,106,100.54
A_3     180,750,000.00   180,750,000.00            0.00      941,406.25      941,406.25      0.00      0.00       180,750,000.00
A_4      45,000,000.00    45,000,000.00      777,801.27       74,750.00      852,551.27      0.00      0.00        44,222,198.73
A_5      50,000,000.00    50,000,000.00      864,223.63       97,500.00      961,723.63      0.00      0.00        49,135,776.37
A_R             100.00           100.00          100.00            0.77          100.77      0.00      0.00                 0.00
M_1      54,000,000.00    54,000,000.00            0.00      126,750.00      126,750.00      0.00      0.00        54,000,000.00
M_2      32,750,000.00    32,750,000.00            0.00       96,976.39       96,976.39      0.00      0.00        32,750,000.00
BA        7,000,000.00     7,000,000.00            0.00       27,047.22       27,047.22      0.00      0.00         7,000,000.00
BF       10,000,000.00    10,000,000.00            0.00       50,000.00       50,000.00      0.00      0.00        10,000,000.00
P               100.00           100.00            0.00       35,825.72       35,825.72      0.00      0.00               100.00
TOTALS  568,000,200.00   568,000,200.00    8,382,986.53    1,807,359.13   10,190,345.66      0.00      0.00       559,617,213.47

A_IO    176,000,000.00   176,000,000.00            0.00    1,026,666.67    1,026,666.67      0.00      0.00       166,000,000.00
X_1     568,000,200.00   568,000,200.00            0.00    2,484,135.17    2,484,135.17      0.00      0.00       559,617,213.47
X_2               0.00             0.00            0.00            0.00            0.00      0.00      0.00                 0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3   1,000.00000000     86.93924340       2.74083340      89.68007680     913.06075660        A_1     3.289000 %
A_2    22540VVV1   1,000.00000000     17.28447264       1.58888888      18.87336152     982.71552736        A_2     2.200000 %
A_3    22540VVW9   1,000.00000000      0.00000000       5.20833333       5.20833333   1,000.00000000        A_3     6.250000 %
A_4    22540VVX7   1,000.00000000     17.28447267       1.66111111      18.94558378     982.71552733        A_4     2.300000 %
A_5    22540VVY5   1,000.00000000     17.28447260       1.95000000      19.23447260     982.71552740        A_5     2.700000 %
A_R    22540VWA6   1,000.00000000  1,000.00000000       7.70000000   1,007.70000000       0.00000000        A_R     9.289700 %
M_1    22540VWB4   1,000.00000000      0.00000000       2.34722222       2.34722222   1,000.00000000        M_1     3.250000 %
M_2    22540VWC2   1,000.00000000      0.00000000       2.96111115       2.96111115   1,000.00000000        M_2     4.100000 %
BA     22540VWD0   1,000.00000000      0.00000000       3.86388857       3.86388857   1,000.00000000        BA      5.350000 %
BF     22540VWE8   1,000.00000000      0.00000000       5.00000000       5.00000000   1,000.00000000        BF      6.000000 %
P      22540VC26   1,000.00000000      0.00000000 ################ ################   1,000.00000000        P       9.289700 %
TOTALS             1,000.00000000     14.75877391       3.18196918      17.94074308     985.24122609

A_IO   22540VVZ2   1,000.00000000      0.00000000       5.83333335       5.83333335     943.18181818        A_IO    7.000000 %
X_1    22540VC34   1,000.00000000      0.00000000       4.37347587       4.37347587     985.24122609        X_1     0.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                                March 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                              221,751.02
                 Group 2 Scheduled Principal                                              188,249.80

                 Principal Prepayments
                 Group 1 Principal Prepayments                                          3,821,979.57
                 Group 2 Principal Prepayments                                          3,633,498.62

                 Curtailments
                 Group 1 Curtailments                                                     302,235.42
                 Group 2 Curtailments                                                     213,873.66

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                            1,231.34
                 Group 2 Curtailment Adjustments                                              352.65

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                               -183.32
                 Group 2 Principal Adjustments                                                 -2.23

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                 2,598,432.10
                 Group 2  Gross Interest                                                2,780,041.64

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                 259,435,351.15
                 Group 2 Beginning Collateral Balance                                 278,010,320.18

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                    255,088,337.12
                 Group 2 Ending Collateral Balance                                    273,974,347.68

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                       0.00
                 Additional Servicing Fee - Prepayment Period                                 147.57
                 Group2 Servicing Fee - Collection Period                                       0.00
                 Additional Servicing Fee - Prepayment Period                                 146.45

Sec. 4.06(v)     Fees - Group 1
                 Servicing Fee                                                                  0.00
                 Trustee Fee                                                                1,189.08
                 Credit Risk Manager Fee                                                    3,783.43

                 Fees - Group 2
                 Servicing Fee                                                                  0.00
                 Trustee Fee                                                                1,274.21
                 Credit Risk Manager Fee                                                    4,054.32

                 FSA Premium                                                               15,708.33


Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                               20,066.54
                 Group2 Prepayment Penalties                                               15,758.41

Sec. 4.06(vii)   Current Advances
                 Group1 Current Advances                                                        0.00
                 Group2 Current Advances                                                        0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            March 25, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)
                (Exclusive of Loans in Foreclosure)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          0                    0.00                  0.00 %
                2 Month          0                    0.00                  0.00 %
                3 Month          0                    0.00                  0.00 %
                Total            0                    0.00                  0.00 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          0                    0.00                  0.00 %
                2 Month          0                    0.00                  0.00 %
                3 Month          0                    0.00                  0.00 %
                Total            0                    0.00                  0.00 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          0                    0.00                  0.00 %
                2 Month          0                    0.00                  0.00 %
                3 Month          0                    0.00                  0.00 %
                Total            0                    0.00                  0.00 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                         0.00
                (2)                                                                                     0.00
                (3)                                                                                     0.00
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            March 25, 2002


Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                         0.00
                (2)                                                                                     0.00
                (3)                                                                                     0.00
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(a)(x) REO Loans - Loan Level

Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec.4.06(xii)  Realized Losses
               Realized Losses - Group I                                                                0.00
               Realized Losses - Group II                                                               0.00

Sec.4.06(xii)  Cumulative Realized Losses
               Cumulative Realized Losses - Group I                                                     0.00
               Cumulative Realized Losses - Group II                                                    0.00

Sec.4.06(xiii) Rolling Three Month Delinquency Rate                                                 0.000000 %

Sec.4.06(xiv)  Amount on Deposit in Pre-Funding Accounts
               Group II                                                                         7,989,879.82
               Group I                                                                          7,989,879.82
               Capitalized Interest Requirement - Group I                                         108,811.27
               Capitalized Interest Requirement - Group II                                         38,528.81

Sec.4.06(xv)   Amount of Insured Payment                                                                0.00

               Prepayment Interest Shortfall Allocated to Class A-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class A-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class BA                                      0.00
               Prepayment Interest Shortfall Allocated to Class BF                                      0.00
               Prepayment Interest Shortfall Allocated to Class A-IO                                    0.00
               Prepayment Interest Shortfall Allocated to Class M-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class R                                       0.00
               Prepayment Interest Shortfall Allocated to Class M-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class P                                       0.00
               Total Prepayment Interest Shortfall Allocated                                            0.00


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
